UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 26, 2010

                          SYNERGY RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

          Colorado                         None                   20-2835920
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                       Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073
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                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry into a Material Definitive Agreement.

     On February 26, 2010 Synergy entered into an agreement with Ensign United States Drilling, Inc. to drill a minimum of twenty wells. The wells will be drilled in the Wattenberg field of the Denver-Julesburg ("D-J") Basin in Weld County, Colorado.

     The wells will be drilled to depths ranging between 7,600 and 8,500 feet, sufficient to test the Niobrara, Codell and J-Sand formations. Synergy estimates that the drilling will cost between $125,000 and $180,000 per well. Synergy will be the operator for all wells drilled.

     The first well, the SRC-TK36AD, is scheduled to commence drilling March 4, 2010.











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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 4, 2010.

                          SYNERGY RESOURCES CORPORATION



                                 By:  /s/ William E. Scaff, Jr.
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                                       William E. Scaff, Jr., Vice President

















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